UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 06, 2012

CHINA FORESTRY INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-25765 (Commission File Number)	87-0429748 (I.R.S. Employer Identification No.)

Economic Development Zone of Hanzhong City, Shaan’xi Province, The People’s Republic of China (Address of principal executive offices) (zip code)

011-86-29-85257870 (Registrant’s telephone number, including area code)

________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 06, 2012, Degong Han was removed from the board of directors of China Forestry, Inc and was no longer the board director of China Forestry, Inc. The shareholders who held more than two thirds of the total issued and outstanding stock of China Forestry, Inc have consented to the removal of Degong Han from the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2012	China Forestry Inc.

/s/ Shengli Liu
Shengli Liu
President and Chairman